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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 19, 1998

                                 NEOPHARM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                            33-09516                                51-0327886

STATE OR OTHER JURISDICTION OF               (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION

                               100 CORPORATE NORTH
                                    SUITE 215
                           BANNOCKBURN, ILLINOIS 60015

                                 (847) 295-8678

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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Item 5. Other Events

         On February 19, 1999, NeoPharm, Inc. (the "Company") entered into a license agreement (the "License Agreement") with Pharmacia & Upjohn Company ("P&U") with respect to the Company's Liposomal Encapsulated Paclitaxel ("LEP") and Liposomal Encapsulated Doxorubicin ("LED"), two of the Company's cancer products. The License Agreement provides P & U with exclusive worldwide rights to market and sell LED and LEP. Subject to future agreements and payments, the Company and P & U have also agreed to work together to identify and develop additional drugs in P&U's oncology portfolio using NeoPharm's proprietary liposome technology.

         Under the terms of the License Agreement, P & U agreed to make an up-front payment to Company, which payment was received by the Company on February 26, 1999. P & U has also agreed to provide all required funding for the continuing clinical development of LEP and LED and to make subsequent milestone payments as specified goals are achieved. In addition P & U will pay the Company a royalty on all sales outside the United States and, within the United States, the Company may elect a co-promotion arrangement under which profits will be split between the two parties.

         In connection with the License Agreement, the Company has also entered into a Stock Purchase Agreement with P&U providing for P&U's purchase of $8,000,000 of the Company's common stock based on 110% of the average closing price per share of the Company's common stock as reported on the American Stock Exchange during the 60-day period preceding the date upon which the Company shall receive notification from the U.S. Food & Drug Administration ("FDA") that the Company's IND filings for LED and LEP have been effectively transferred to P&U. Assuming that the FDA notification is received within 60 days, the Company anticipates issuing the above described shares of its common stock on or before April 20, 1999. The sale of the shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be made in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D. In addition, P & U and the Company will enter into a registration rights agreement providing P & U with certain demand and piggyback registration rights with respect to the shares acquired from the Company.

Item 7.  EXHIBITS.

*Exhibit 10.1. License Agreement, dated February 19, 1999, between Pharmacia and
               Upjohn Company and NeoPharm, Inc.

Exhibit 10.2. Stock Purchase Agreement, dated February 19, 1999, between
              Pharmacia and Upjohn and NeoPharm, Inc.

* Confidential treatment has been requested for portions of the referenced agreement. The copy filed as an exhibit omits the information subject to the confidentiality request.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEOPHARM, INC.



                                 By: /s/ JAMES M. HUSSEY
                                     ------------------------------------------
                                         JAMES M. HUSSEY, President and Chief
                                         Executive Officer


                                 DATED: March 8, 1999






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                                  EXHIBIT INDEX

*Exhibit 10.1 License Agreement, dated February 19, 1999, between Pharmacia and
              Upjohn Company and NeoPharm, Inc.

Exhibit 10.2. Stock Purchase Agreement, dated February 19, 1999, between
              Pharmacia and Upjohn Company and NeoPharm, Inc.


* Confidential treatment has been requested for portions of the referenced agreement. The copy filed as an exhibit makes the information subject to the confidentiality request.